UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014

 CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 W. 42nd Street
New York, New York 10036

(Address of registrant’s principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

Not Applicable

_________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2014, CIT Group Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s offices in Livingston, New Jersey. A total of 195,044,620 shares of the Company’s common stock were entitled to vote as of March 17, 2014, the record date for the Annual Meeting. There were 182,384,763 shares present in person or by proxy, which constituted approximately 93.5% of the total votes entitled to be cast, at the Annual Meeting, at which the stockholders were asked to vote on three proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.

Proposal 1. Election of Directors

With respect to the election of the following nominees as Directors of the Company to hold office for a term of one year, or until the next annual meeting of stockholders:

	Shares Voted
	For	Against	Abstain	Broker-Non Votes
Ellen R. Alemany	174,136,179	195,053	677,412	7,376,119
Michael J. Embler	174,076,017	254,461	678,166	7,376,119
William M. Freeman	168,203,043	6,127,433	678,168	7,376,119
David M. Moffett	174,164,748	166,003	677,893	7,376,119
R. Brad Oates	174,219,047	111,292	678,305	7,376,119
Marianne Miller Parrs	173,003,283	1,328,090	677,271	7,376,119
Gerald Rosenfeld	174,218,053	112,734	677,857	7,376,119
Vice Admiral John R. Ryan, USN (Ret.)	163,467,587	10,863,128	677,929	7,376,119
Sheila A. Stamps	174,137,859	193,961	676,824	7,376,119
Seymour Sternberg	167,437,239	6,893,436	677,969	7,376,119
John A. Thain	170,355,256	3,547,565	1,105,823	7,376,119
Peter J. Tobin	174,201,485	129,212	677,947	7,376,119
Laura S. Unger	173,657,949	674,163	676,532	7,376,119

Based on the votes set forth above, each of the nominees set forth above were duly elected to serve as directors of the Company for a one year term, or until their respective successors have been duly elected and qualified at the next annual meeting of stockholders of the Company.

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm and external auditors for the year ending December 31, 2014 received the following votes:

For	Against	Abstain
180,279,988	1,434,441	670,334

Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm and external auditors to serve for the year ending December 31, 2014 was duly ratified by the stockholders.

Proposal 3. Advisory Vote on the Compensation of the Company’s Executive Officers

The advisory (non-binding) approval of the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, received the following votes:

For	Against	Abstain	Broker Non-Votes
105,432,406	68,152,933	1,423,305	7,376,119

Based on the votes set forth above, the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting, was approved in an advisory vote by the stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.

(Registrant)

By: /s/ Robert J. Ingato

Robert J. Ingato

Executive Vice President, General Counsel &

Secretary

Dated: May 14, 2014